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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): August 1, 2017

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ENDO INTERNATIONAL PLC
(Exact Name of Registrant as Specified in Its Charter)

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Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road, Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code 011-353-1-268-2000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐    Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.05.	Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.
On August 1, 2017, the Registrant’s Board of Directors adopted and approved certain clarifying and other amendments to its Code of Conduct (the “Code”) as part of its regular review of the corporate governance policies. The amendments were intended to clarify existing provisions of the Code including with respect to treatment of confidential information in compliance with privacy laws of the applicable jurisdictions and to bring the Code in line with the revised mission and core values of the Registrant.
The description of the amendments to the Code contained in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of the Code, a copy of which is filed as Exhibit 14.1 to this Form 8-K and is incorporated by reference herein. The Code is also available on the Registrant’s website at http://www.endo.com/.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
14.1	Our Code of Conduct

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Name:	Matthew J. Maletta
Title:	Executive Vice President,
Chief Legal Officer
Dated: August 2, 2017

INDEX TO EXHIBITS

Exhibit No.	Description
14.1	Our Code of Conduct